Exhibit 10.1

Second Amendment to the Exclusive Distribution Agreement dated January 10, 2020 dated November 18, 2020
by and among

Teoxane SA (the Supplier)
Rue de Lyon 105, CH-1203 Geneva, Switzerland

and

Revance Therapeutics Inc. (the Distributor)
7555 Gateway Boulevard Newark, California, USA

(the Supplier and the Distributor, together the Parties, and each a Party)

Preamble

A.On January 10, 2020, the Parties entered into an Exclusive Distribution Agreement (the Original Exclusive Distribution Agreement) to distribute certain products in the Territory.

B.On September 1, 2020, the Parties entered into a First Amendment Agreement to postpone the Launch Date (the First Amendment Agreement).

C.The Original Exclusive Distribution Agreement and the First Amendment Agreement together are referred to as the Exclusive Distribution Agreement. Unless otherwise defined herein, capitalized terms used in this preamble and in this second amendment agreement to the exclusive distribution agreement dated January 10, 2020 (this Second Amendment Agreement) shall have the meaning assigned to them in the Exclusive Distribution Agreement.
D.Under the Exclusive Distribution Agreement, the Parties agreed to a certain Innovation Plan.
E.The Parties wish to update the Innovation Plan relating to New Products which consist in Agreed New Fillers and Agreed New Indications, in each case intended to receive Regulatory Approvals, if applicable.
F.The purpose of this Second Amendment Agreement is to formally amend the Exclusive Distribution Agreement in accordance with its Section 19.7 in order to reflect the Parties new agreement on the Innovation Plan.
CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

Now therefore the Parties agree to modify the Exclusive Distribution Agreement as follows:
1. Amendments

The Parties hereby agree that the Exclusive Distribution Agreement shall be amended as set out in this Section 1.
1.1 Amendment to Annex 5.1 – Innovation Plan
A new line is added to the Innovation Plan in Annex 5.1 of the Exclusive Distribution Agreement as follows:
[*]

1.2 Amendment to Annex 5.3 – Clinical Trial Costs
A new line is added to Annex 5.3 of the Exclusive Distribution Agreement with respect to (i) the Clinical Trial Costs for the first Contract Year and (ii) the forecasted Clinical Trial Costs for the years 2020 to 2022 as follows:
[*]

2. No Other Amendments
Other than as set for in this Second Amendment Agreement, the Exclusive Distribution Agreement and its Annexes shall not be amended, changed, modified or varied any way.

3. Effective Date
The amendments set forth in this Second Amendment Agreement shall become effective upon its execution by both Parties, with effect as from October 1, 2020.

4. One Agreement
This Second Amendment Agreement and the Exclusive Distribution Agreement including its Annexes, taken together, shall constitute one and the same agreement for all purposes to be designated as the Exclusive Distribution Agreement.

5. Expenses
Each Party shall bear its own taxes, costs and expenses related to the preparation, execution and performance of this Second Amendment Agreement.
6. Applicable Law and Dispute Resolution

CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

(a) This Second Amendment Agreement shall for all purposes be governed by and interpreted in accordance with the laws of [*], without giving effect to conflicts of laws principles. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Second Amendment Agreement.

(b) Any dispute arising from or relating to this Second Amendment Agreement shall be submitted to final and binding arbitration in accordance with Clause 19.10(b) to Clause 19.10(e) of the Exclusive Distribution Agreement.

7. Counterparts
This Second Amendment Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Second Amendment Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, including counterparts transmitted via facsimile or by PDF file (portable document format file).

[SIGNATURES ON NEXT PAGE]

CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

Signatures – Second Amendment Exclusive Distribution Agreement

The Supplier Teoxane SA
Paris, 01/11/2021 /s/Valerie Taupin
Place, date By: Valérie Taupin
Title: Founder, CEO and Chairwoman of the Board of directors

The Distributor Revance Therapeutics Inc.
Newark, CA, USA 12/22/2020 /s/ Mark Foley
Place, date By: Mark Foley
Title: Chief Executive Officer

Newark, CA 12/22/2020 /s/ Tobin Schilke
Place, date By: Tobin Schilke
Title: Chief Financial Officer
CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.